UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   September 8, 2004


                         STREICHER MOBILE FUELING, INC.
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             (Exact name of registrant as specified in its charter)


           FLORIDA                    000-21825                65-0707824
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(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)        Identification Number)


800 W. CYPRESS CREEK RD., SUITE 580   FORT LAUDERDALE, FLORIDA      33309
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (954) 308-4200
                                                    ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      Streicher Mobile Fueling, Inc., the Registrant, issued a press release on September 8, 2004, reporting operating results for the fourth quarter and fiscal year ended June 30, 2004. The text of that press release is as follows:

SMFStreicher Mobile Fueling, Inc.
800 WEST CYPRESS CREEK ROAD, SUITE 580
FORT LAUDERDALE, FLORIDA 33309

                                                                    NEWS RELEASE
--------------------------------------------------------------------------------
CONTACT:    RICHARD E. GATHRIGHT                     PETER SELTZBERG
            CHAIRMAN AND CHIEF EXECUTIVE OFFICER     CAMERON ASSOCIATES, INC.
            954-308-4200                             212-245-8800


                STREICHER MOBILE FUELING, INC. REPORTS RESULTS
             FOR THE FOURTH QUARTER AND YEAR ENDED JUNE 30, 2004

FT. LAUDERDALE, FL, SEPTEMBER 8, 2004 - STREICHER MOBILE FUELING, INC. (NASDAQ:
FUEL and FUELW), an outsourced refueling and fuel management solution for vehicle and equipment fleets, today announced results for the fourth quarter and fiscal year ended June 30, 2004, as follows:

                                                 (All Amounts in Thousands of Dollars, Except Share and Volume Data)

                                            3 Months Ended (Unaudited)                                12 Months Ended
                                            --------------------------                                ---------------
                                                          Increase    Increase                                Increase    Increase
                                                          --------    --------                                --------    --------
                                6/30/2004     6/30/2003  (Decrease)  (Decrease)    6/30/2004    6/30/2003    (Decrease)  (Decrease)

Total revenues                      26,539       18,360       8,179         45 %       89,997       72,194       17,803         25 %
Gross profit                         1,426          997         429         43 %        4,298        4,023          275          7 %
Operating profit (loss) 1              314         (102)        416        408 %          661         (693)       1,354        195 %
Net loss 1                             (57)        (325)        268         82 %         (698)      (1,581)         883         56 %
EBITDA 1, 2, 5                         635          249         386        155 %        1,983          737        1,246        169 %

Basic and diluted net loss per
share                                (0.01)       (0.04)       0.03         75 %        (0.10)       (0.22)        0.12         59 %
Weighted avg shares outstanding  7,300,548    7,231,888      68,660          1 %    7,261,372    7,221,070       40,302          1 %

Depreciation and amortization 3        322          349         (27)        (8)%        1,320        1,403          (83)        (6)%

Total assets                        20,018       16,011       4,007         25 %       20,018       16,011        4,007         25 %

Shareholders' equity                 5,348        4,111       1,237         30 %        5,348        4,111        1,237         30 %

Volume (gallons in thousands)       14,261       12,430       1,831         15 %       54,594       47,294        7,300         15 %
Avg net margin per gallon (in
cents)4                               11.9         10.8         1.1         10 %          9.9         11.5         (1.6)       (14)%
------------------------------------------------------------------------------------------------------------------------------------

1 Includes $757,000 gain on extinguishment of debt during the first quarter ended September 30, 2003

2 Earnings before interest, taxes, depreciation and amortization

3 Depreciation and amortization included in cost of sales was $277,000, $299,000, $1,130,000 and $1,232,000 for the respective periods noted

4 Net margin per gallon equals Gross profit plus cost of sales depreciation and amortization divided by number of gallons

5 EBITDA Reconciliation Table:

                                                            3 MONTHS ENDED        12 MONTHS ENDED
                                                        6/30/2004   6/30/2003  6/30/2004  6/30/2003

                 Net loss                                   (57)       (325)      (698)    (1,581)

                 Add back:

                     Interest expense                       240         199        914        824

                     Non-cash interest expense              130          26        447         91

                     Depreciation and amortization:

                        Cost of sales                       277         302      1,130      1,232

                        Sales, general, and administrative   45          47        190        171

                 EBITDA                                     635         249      1,983        737


QUARTERLY SELECTED FINANCIAL DATA FOR THE 12 MONTHS ENDED 6/30/04 (UNAUDITED)


                                                        (ALL AMOUNTS IN THOUSANDS OF DOLLARS)

                                             Q1               Q2              Q3               Q4           TOTALS
EBITDA 6, 7                                 824              313             211              635            1,983

Revenues                                 19,417           21,135          22,906           26,539           89,997

Gross profit                                822            1,074             976            1,426            4,298

Operating profit (loss) 6                   487              (20)           (120)             314              661

Net income (loss) 6                         206             (382)           (465)             (57)            (698)
------------------------------------------------------------------------------------------------------------------------------

6 Q1 includes $757,000 gain on extinguishment of debt

7 EBITDA Reconciliation Table:

                                                                    Q1     Q2    Q3     Q4  TOTALS

                       Net income/(loss)                           206   (382) (465)   (57)  (698)

                       Add back:

                          Interest expense                         198    231   245    240    914

                          Non-cash interest expense                 86    131   100    130    447

                          Depreciation and amortization:

                             Cost of sales                         285    285   283    277  1,130

                             Sales, general, and administrative     49     48    48     45    190

                        EBITDA                                     824    313   211    635  1,983

The Company will be filing its Annual Report on Form 10-K on or before the September 28th 2004 due date.

ABOUT STREICHER MOBILE FUELING, INC.
SMF provides mobile fueling and fuel management out-sourced services, primarily to businesses operating fleets of vehicles and equipment. SMF's specialized truck fleet delivers fuel to customers' locations, refueling vehicles and equipment and/or resupplying storage facilities at competitive service fees and fuel prices. The patented, proprietary SMF electronic fuel tracking system is used to measure, record, and track fuel dispensed to each vehicle and tank fueled at a customer location allowing verification of the amount and type of fuel delivered and providing customers with customized fleet fuel data for management analysis and tax reporting. SMF conducts operations in nine states and the District of Columbia.

                                 * * * * * *
      In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K is being furnished under Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2004              STREICHER MOBILE FUELING, INC.



                                     By:/S/RICHARD E. GATHRIGHT
                                        ----------------------------------------
                                        Richard E. Gathright, President